Morgan Stanley Global Fixed Income Opportunities
Fund
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 CIT Group Inc. 5.00% due
5/15/2017
Purchase/Trade Date:	  5/1/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $120,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.14
Brokers: BofA Merrill Lynch, Barclays, Credit Suisse,
Morgan Stanley, UBS Investment Bank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Inmet Mining Corp. 8.750% due
6/1/2020
Purchase/Trade Date:	  5/15/12
Offering Price of Shares: $98.584
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.56
Brokers:  JP Morgan, Credit Suisse, BofA Merrill
Lynch, Citigroup, Morgan Stanley, RBC Capital
Markets, CIBC, Scotiabank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Smithfield Foods Inc. 6.625%
due 8/15/2022
Purchase/Trade Date:	  7/18/12
Offering Price of Shares: $99.500
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.22
Brokers:  Barclays, Goldman, Sachs & Co., Rabo
Securities, JP Morgan, Morgan Stanley, BMO Capital
Markets, Santander, Societe Generale
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 AngloGold Ashanti Holdings
PLC 5.125% due 8/1/2022
Purchase/Trade Date:	  7/25/12
Offering Price of Shares: $99.398
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $160,000
Percentage of Offering Purchased by Fund: 0.021
Percentage of Fund's Total Assets: 0.18
Brokers: Barclays, Citi, HSBC, Scotiabank, BMO
Capital Markets, Deutsche Bank Securities, JP Morgan,
Mitsubishi UFJ Securities
Purchased from: Barclays Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Markwest Energy Partners LP
5.500% due 2/15/2023
Purchase/Trade Date:	  8/6/12
Offering Price of Shares: $99.015
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.067
Percentage of Fund's Total Assets: 0.54
Brokers: Barclays Capital, Citigroup Global Markets
Inc., Goldman, Sachs & Co., JP Morgan Securities,
Merrill Lynch, Pierce, Fenner & Smith, RBC Capital
Markets, UBS Securities LLC, US Bancorp
Investments Inc., Wells Fargo Securities LLC, Capital
One  Southcoast Inc., Comerica Securities, Morgan
Stanley & Co. Inc., Natixis Securities North America
Inc., SMBC Nikko Capital Markets Ltd.
Purchased from:  Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Nuveen Investments Inc.
9.125% due 10/15/2017
Purchase/Trade Date:	  9/12/12
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.055
Percentage of Fund's Total Assets: 0.30
Brokers: BofA Merrill Lynch, Deutsche Bank
Securities Inc., Morgan Stanley, RBC Dominion
Securities, UBS Securities LLC, Wells Fargo & Co.,
Barclays Capital, BMO Capital Markets Corp.
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Nuveen Investments Inc.
9.500% due 10/15/2020
Purchase/Trade Date:	  9/12/12
Offering Price of Shares: $100.000
Total Amount of Offering: $645,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.043
Percentage of Fund's Total Assets: 0.30
Brokers: BofA Merrill Lynch, Deutsche Bank
Securities Inc., Morgan Stanley, RBC Dominion
Securities, UBS Securities LLC, Wells Fargo & Co.,
Barclays Capital, BMO Capital Markets Corp.
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Sabre Inc. 8.500% due
5/15/2019
Purchase/Trade Date:	 9/20/2012
Offering Price of Shares: $103.500
Total Amount of Offering: $ 400,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.075
Percentage of Fund's Total Assets: 0.36
Brokers: Banco Popolare del Lazio, Bank of America
Merrill Lynch, Deutsche Bank Securities Inc., Goldman
Sachs & Co., Mizuho Securities USA Inc., Morgan
Stanley, Natixis
Purchased from:  Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	Crown Castle International Corp.
5.250% due 1/15/2023
Purchase/Trade Date:	 10/3/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,650,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.012
Percentage of Fund's Total Assets: 0.22
Brokers: BofA Merrill Lynch, Morgan Stanley,
SunTrust Robinson Humphrey, JP Morgan, RBC
Capital Markets, RBS, TD Securities, Barclays, Credit
Agricole CIB, Citigroup, Deutsche Bank Securities,
Mitsubishi UFJ Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.